UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2022
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Definitive Agreement
On March 14, 2022, Krispy Kreme, Inc., a Delaware corporation (the “Company”), entered into a letter agreement (the “Agreement”) with JAB Indulgence B.V., a private limited liability company organized under the laws of the Netherlands (“JAB Indulgence”), and JAB Holdings B.V., a private limited liability company organized under the laws of the Netherlands (“JAB Holdings”, and, together with JAB Indulgences, “JAB”). JAB beneficially owns approximately 45% of the Company’s common stock as of March 4, 2022.
The Agreement, among other things, (i) requires JAB to provide notice at least 30 days prior to an acquisition of voting rights, directly or indirectly, that would exceed 45% of the Company’s total outstanding voting stock, (ii) restricts directors who are JAB employees or designees from involvement in the consideration of such acquisition by the Company’s Board of Directors (the “Board”), (iii) permits JAB to enter into future cash-settled total return swap agreements provided that JAB must comply with the 30-day notice requirement before acquiring shares from or entering into a voting arrangement with the counterparty and that JAB does not try to influence the voting decisions of the counterparty. The terms of the Agreement shall remain in effect for one year from the date of signing, subject to extension by JAB in its sole discretion.
The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 10.1 hereto, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated March 14, 2022, by and among Krispy Kreme, Inc., JAB Indulgence B.V., and JAB Holdings B.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: March 16, 2022

By:    /s/ Cathy Tang

Name:	Cathy Tang
Title:	Chief Legal Officer